                                                                   EXHIBIT 10.22

                                         MATERIAL IN THIS DOCUMENT HAS BEEN
                                         OMITTED PURSUANT TO A CONFIDENTIAL
                                         TREATMENT REQUEST. THE OMITTED MATERIAL
                                         HAS BEEN FILED SEPARATELY
                                         WITH THE COMMISSION.

                               REFINING AGREEMENT

     This REFINING AGREEMENT (this "Agreement") is by and between the CATALYST AND CHEMICALS DIVISION OF JOHNSON MATTHEY INC., a Pennsylvania corporation ("JM"), and STILLWATER MINING COMPANY, a Delaware corporation ("SMC").

                                   WITNESSETH:

     WHEREAS, JM owns and operates certain facilities located at 2001 Nolte Drive, West Deptford, New Jersey (the "Facility"), capable of treating Filter Cake (as such term is defined herein);

     WHEREAS, SMC intends to mine, mill and process minerals from its present mine in Nye, Montana as described herein (the "Stillwater Mine"), from its planned mine at the East Boulder Project currently under development and any other present or future mine (other than the Stillwater Mine) within the J-M Reef (collectively, the "East Boulder Mine") and [***] and to receive and process secondary feeds from other sources ("Secondary Feeds") and toll processing material from third parties; and

     WHEREAS, SMC desires JM to treat and refine Filter Cake produced by SMC from the Mines, Secondary Feeds, and Toll Materials; JM desires to treat and refine the Filter Cake at its Facility; and

     WHEREAS, SMC and JM have previously executed that certain Refining Agreement, dated as of October 1, 1998 (the "1998 Agreement"), whereby JM agreed to treat and refine the Filter Cake produced by SMC, and the parties are entering into this Agreement, which will, effective as of the date of the signature of the last signing party hereto (the "Effective Date"), supersede the 1998 Agreement.

     NOW THEREFORE, for and in consideration of the premises and of the several and mutual agreements herein contained, value and sufficiency being hereby acknowledged, the Parties agree as follows:

1.   DEFINITIONS

     Throughout this Agreement, the following terms shall mean:

     1.1 AGREED CONTENT means the concentration of a metal found in the Filter Cake as determined in accordance with Section 12 hereof and on which the return of metals by JM to SMC and the payment of treatment, refining and assaying charges by SMC to JM shall be based, subject to adjustment, if any, in the event the Final Assay differs from such amount.

     1.2  [***] shall have the meaning set forth in Section 5.2 hereof.

     1.3 AVAILABLE MONTHLY PRODUCTION means the actual amount of mined metal produced from the Mines during any one calendar month.

     1.4 BUSINESS DAY OR BUSINESS DAYS means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the United States are authorized or obligated by law or executive order to close.

     1.5 DATE OF DELIVERY means the date the Filter Cake is received by JM as acknowledged in accordance with Section 6.3 hereof.

     1.6  DAY OR DAYS means a calendar day or days.

     1.7 EAST BOULDER MINE means SMC's planned mine located in Big Timber, Montana, approximately 13 miles from the Stillwater Mine.

     1.8 FACILITY means JM's facilities capable of treating and refining Filter Cake located at 2001 Nolte Drive, West Deptford, New Jersey.

     1.9 FILTER CAKE means materials produced by SMC from the Mines, Secondary Feeds and Toll Material, in each case containing principally platinum, palladium and rhodium and generally having the composition as described in Section 5.1 hereof.

     1.10 FINAL ASSAY means the final determination of the concentration of metals found in the Filter Cake as determined in accordance with
          Section 12 hereof and on which a final accounting of the return of metals by JM to SMC and the payment of treatment, refining and assaying charges by SMC to JM shall be based.

     1.11 g means gram, i.e., 0.001 kg.

     1.12 HEREOF, HEREIN, HERETO, HEREUNDER refers to this Agreement as a whole and not solely to a particular subdivision thereof in which the same appear.

     1.13 HERAEUS means Heraeus Metals Processing, Inc., located in Santa Fe Springs, California, formerly known as PGP Industries, Inc.

     1.14 kg means kilogram, i.e., 1,000 g, or 32.15074 troy ounces.

     1.15 LOT means a single shipment not to exceed 300 pounds of Filter Cake delivered to JM.

     1.16 MINES means, collectively, the Stillwater Mine, the East Boulder Mine and the New Mines.

     1.17 oz means troy ounce, i.e., 31.1035 grams.

     1.18 PARTY OR PARTIES means JM and SMC, individually or collectively as the context implies, and the successors and assigns of any Party which shall have become a Party hereto in accordance with the terms hereof.

     1.19 PROVISIONAL INVOICE means an invoice for charges by JM to SMC based on the Agreed Content.

     1.20 RETURNABLE METALS means the metals contained in the Filter Cake to be refined and returned to SMC's account by JM in the quantities, at the purity levels and otherwise as required by Section 10.1 hereof.

     1.21 SECONDARY MATERIAL means any manufactured industrial product and by-product, including slag, containing certain platinum group metals (collectively, platinum, palladium and rhodium).

     1.22 SHIPMENT ASSAY means the determination of the concentrations of metals in the Filter Cake made by SMC prior to shipment of the Filter Cake to the Facility.

     1.23 SMC ACCOUNT means the account for Returnable Metals established with JM in accordance with Section 10.4 hereof.

     1.24 SMC PURCHASER means Ford Motor Company, General Motors Corporation, Mitsubishi Corporation, KEMET Corp. or any other third party purchaser of SMC's production.

     1.25 [***] shall have the meaning set forth in Section 5.2 hereof.

     1.26 US$ means United States dollars, the lawful currency of the United States of America.

     1.27 UM means S.A. Union Miniere N.V., with whom SMC had previously contracted to refine its Filter Cake.

2.   DELIVERY OF FILTER CAKE; REFINING; RETURN OF METALS; SECONDARY MATERIALS

     2.1  DELIVERY OF FILTER CAKE

          SMC shall deliver to JM Filter Cake in the quantities and with the composition and otherwise in accordance with the terms and conditions of this Agreement. SMC shall deliver the first shipment of Filter Cake to JM under this Agreement as soon as practicable after the Effective Date.

     2.2  REFINING OF FILTER CAKE

          JM shall take delivery of the Filter Cake provided by SMC under this Agreement, and shall treat and refine the Filter Cake and credit Returnable Metals to the account of SMC upon the terms and conditions of this Agreement.

     2.3  WARRANTIES OF SMC

          SMC declares and warrants to JM that the execution and delivery of this Agreement by SMC does not conflict with the laws of the United States or with any applicable laws and regulations, and that SMC has the absolute right and authority to enter into and to perform this Agreement in accordance with the terms and conditions hereof.

     2.4  WARRANTIES OF JM

          JM declares and warrants to SMC that the execution and delivery of this Agreement by JM does not conflict with the laws of the United States or with any applicable laws and regulations, and that JM has the absolute right and authority to enter into and to perform this Agreement in accordance with the terms and conditions hereof.

     2.5  SUPPLY OF SECONDARY MATERIALS

          JM shall make a reasonable good faith effort to provide to SMC Secondary Materials in such quantities, at such times and otherwise on the terms as mutually agreed; provided that this Section 2.5 shall not require JM to breach its existing commitments or to otherwise impair its relations with its existing suppliers of refining services, which determination of breach or impairment shall be made solely by JM.

3.   TERMS, TERMINATION AND EXTENSION

     3.1  TERM

          This Agreement will remain in force and effective until May 31, 2009, unless extended or terminated by written agreement of the Parties or according to the provisions of this Agreement.

     3.2  SMC EARLY TERMINATION

          SMC may terminate this Agreement by notifying JM in writing at least thirty (30) Days in advance of the date of such termination, without payment of any penalty or other amounts except payment of charges due in accordance with Section 11 for processing already performed, under the following circumstances:

          3.2.1 Force Majeure. A condition or conditions of force majeure continue for the applicable periods set forth in Section 14.2 hereof; or

          3.2.2 Change in Law. An order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any governmental or regulatory authority or instrumentality or court of competent jurisdiction that imposes a new tax or charge on the transactions contemplated by this Agreement or otherwise materially adversely affects the transactions contemplated by this Agreement, the market conditions thereof or the economic benefits to SMC thereof; or

          3.2.3  Default by JM. JM commits an act of default as specified in
                 Section 13.2 hereof; or

     3.3  [***]

          [***]

4.   QUANTITIES

     4.1  PERCENTAGE OF AVAILABLE MONTHLY PRODUCTION

          In the periods indicated below, SMC shall ship to JM under this Agreement, and JM will treat, Filter Cake in quantities which shall be an amount of Filter Cake which represents the following percentages of total Available Monthly Production of Filter Cake from the Mines, together with the Filter Cake produced from the Secondary Feeds and Toll Material for the respective periods.

                            PERCENTAGES OF PRODUCTION

                                                          Percentage of Available
               Periods                                      Monthly Production
               -------                                    -----------------------

PERIOD A: From the Effective Date
through October 31, 2001                                            [***]

PERIOD B: The first Day following the end of Period A
through May 31, 2009                                                [***]

     4.2  ESTIMATED FILTER CAKE SHIPMENT FORECASTS

          By the end of each month, SMC shall provide JM verbally or in writing with an estimated Filter Cake shipment forecast with estimated delivery dates for the following month. SMC may make changes to the estimated forecast at any time during the month provided any such change is communicated to JM verbally or in writing.

5.   QUALITY

     5.1  HISTORICAL AVERAGE QUALITY OF FILTER CAKE AND MINIMUM REQUIREMENTS

          The Filter Cake is expected to have the following approximate composition, based on average composition of Filter Cake produced by SMC in 1999:

      PREVIOUS 18 MONTHS AVERAGE AND RANGE COMPOSITION FOR THE FILTER CAKE

ITEM                COMPONENT              MAXIMUM               AVERAGE
----                ---------              -------               -------

 1.                     Pt                  [***]                  [***]
 2.                     Pd                  [***]                  [***]
 3.                     Rh                  [***]                  [***]
 4.                     Au                  [***]                  [***]
 5.                     Ag                  [***]                  [***]
 6.                     Co                  [***]                  [***]
 7.                     Cu                  [***]                  [***]
 8.                     Fe                  [***]                  [***]
 9.                     Ni                  [***]                  [***]
10.                     S                   [***]                  [***]
11.                     Pb                  [***]                  [***]
12.                     As                  [***]                  [***]
13.                     Si                  [***]                  [***]
14.                     Se                  [***]                  [***]
15.                     Te                  [***]                  [***]

     5.2  [***]

          [***]

     5.3  MATERIAL CHANGES IN FILTER CAKE COMPOSITION

          In the event that the composition of Filter Cake delivered hereunder departs materially from the composition described in Section 5.1 above, JM and SMC will negotiate in good faith with full disclosure to overcome any significant economic hardships or technical difficulty which either JM or SMC may suffer as a result thereof. It is understood and agreed that the Filter Cake shall not include any hazardous or toxic materials, nor shall it contain any other impurities the solubility of which will materially negatively impact the refining process, and in either such case, JM shall have the absolute right to refuse to accept that particular Filter Cake for refining or (at the sole option of JM) renegotiate the financial terms of this Agreement as they relate to the Filter Cake containing such materials or impurities. Any and all direct costs and liabilities arising out of or related to the failure of SMC to deliver Filter Cake without such materials and impurities as required in the preceding sentence shall be the sole and absolute responsibility of SMC, provided that SMC shall not, under any circumstances, be responsible for any incidental or consequential damages suffered by JM arising out of any claimed failure of SMC to comply with this provision.

     5.4  EAST BOULDER MINE

          Notwithstanding anything to the contrary in this Agreement, the provisions of Sections 5.1, 5.2 and 5.3 hereof shall apply only to the Stillwater Mine as of the date of this Agreement. At such time as Filter Cake is being produced at the East Boulder Mine, if the composition of such Filter Cake does not depart materially from the composition described in Section 5.1 above, and falls with the range of composition for either the [***], SMC shall ship the Filter Cake produced at the East Boulder Mine to JM, and JM shall process such Filter Cake in accordance with the terms of this Agreement. In the event that the composition of such Filter Cake departs materially from the composition described in Section 5.1 above, JM and SMC will negotiate in good faith with full disclosure to overcome any significant economic hardships or technical difficulty which either JM or SMC may suffer as a result thereof, and if the parties are unable to reach agreement with respect thereto, the Filter Cake produced at the East Boulder Mine shall not be subject to the terms and conditions of this Agreement.

6.   SHIPMENT AND DELIVERY: RECEIPT

     6.1  SHIPMENT TO JM

          Shipment shall be made at a regular rate during the term of this Agreement. The Filter Cake will be shipped in Lots sealed in pails. No more than four (4) Lots may be shipped by SMC to JM at a time without the prior verbal or written consent of JM.

     6.2  DELIVERY

          Delivery shall be free of all charges to the Facility, at which time possession of the Filter Cake shall transfer to JM.

     6.3  RECEIPT BY JM

          JM shall promptly notify SMC in writing when it has received Filter Cake at the Facility. Acknowledgment by JM of delivery, on carrier's receipt, will not constitute agreement as to description, weight or composition of the Filter Cake received.

7.   RISK OF LOSS

     All risk of loss or damage to the Filter Cake and contained metals from all causes shall be assumed by the Party in possession of such Filter Cake and/or Returnable Metals. Risk of loss of the Filter Cake and Returnable Metals shall pass to JM upon receipt and acceptance of the Filter Cake by JM. Risk of loss shall remain with JM as to any and all Returnable Metals which have been credited to the SMC Account established in Section 10.4 hereof until such time as such Returnable Metals have been delivered to a carrier for shipment at the written direction of SMC.

8.   INSURANCE

     JM shall acquire and maintain adequate insurance to cover 100% of the value of the Filter Cake and Returnable Metals while in JM's possession.

9.   WEIGHING: SAMPLING: MOISTURE

     9.1  PROCEDURES

          Except as provided in Section 9.4 and Section 9.5, weighing, sampling and moisture determinations as to each Lot shall be conducted at the Facility by JM following receipt by JM of the Filter Cake in accordance with the procedures set forth in Exhibit A attached hereto and by this reference incorporated herein. JM shall provide to SMC and retain for itself samples pursuant to the procedures set forth in Exhibit A.

     9.2  SMC REPRESENTATIVE

          SMC shall be entitled to be represented at weighing, sampling and moisture determinations, at its own cost, by a supervising company whose nomination shall be subject to JM's approval, which approval shall not be unreasonably withheld. An unexhaustive list of representatives approved by JM as of the date hereof is attached hereto as Exhibit B. SMC's designated representative with respect to a particular Lot or Lots shall not be selected to act as an umpire for the assays from such Lot or Lots in accordance with Section 12.4 hereof. SMC shall nominate any such representative by providing written notice to JM which indicates the name of the representative and the particular Lot or Lots which it is supervising on behalf of SMC. Except as provided in Section 9.4, weighing, sampling and moisture determinations as to each Lot for which SMC has nominated a representative shall be conducted at the Facility by JM on the Business Day following receipt by JM of the Filter Cake. If no representative has been so nominated by SMC within a reasonable time after SMC has provided JM with a shipment forecast as required by
          Section 4.2 or if such representative is not present at the time of the weighing, sampling and moisture determination, then SMC shall not be represented for that particular Lot or Lots.

     9.3  SEPARATE TREATMENT OF LOTS

          Each Lot shall be considered complete and separate for all accounting purposes under this Agreement.

     9.4  ALTERNATIVE PROCEDURES

          Weighing, sampling and moisture determinations as to each Lot shall be conducted in accordance with Section 9.1 or Section 9.5, except that SMC and JM may agree in writing to certain alternative procedures to be followed for such weighing, sampling and moisture determinations as to each Lot, which alternative procedures shall be thereafter implemented for Lots delivered under this Agreement.

     9.5  SAMPLING BY SMC

          The parties agree that SMC shall have the opportunity to conduct the sampling and moisture determinations as to certain Lots in accordance with this Section 9.5. During a six (6) month period (the "Trial Period"), the start date of which shall be selected by SMC with the written consent of JM, which consent shall not be withheld unreasonably, SMC shall perform the above functions on approximately fifty percent (50%) of the Lots to be refined under this Agreement during the Trial Period. The sampling and moisture determinations as to each Lot shall be conducted at SMC's Columbus facility by SMC. SMC shall provide to JM and retain for itself samples pursuant to the procedures SMC uses. The validity of the data produced during the Trial Period shall be subject to verification by Matrix Consultant Limited or such other independent, third-party statistician as shall be mutually agreed upon by the parties. Once the validity of the data has been verified, SMC shall have the right, but not the obligation, to elect by written notice to JM to perform the sampling and moisture determinations in accordance with this Agreement on fifty percent (50%) of all Lots refined under this Agreement. In all cases where sampling is conducted by SMC, JM shall have the same rights specified for SMC under Section 9.2.

10.  RETURNABLE METALS

     10.1 PERCENTAGE OF METAL RETURNS; PURITY

          JM shall return to SMC, in accordance with this Agreement, the respective percentages of the metals contained in the Filter Cake, in the form of sponge, or, upon the specific written consent of both parties, in the form of grain, in each case conforming to the respective percentages of minimum purity as set forth in the applicable table of Exhibit C. [***]. SMC may, upon the written consent of JM, direct JM to provide Returnable Metals in the form of solution rather than sponge with the same respective minimum purity levels as set forth in the applicable table of Exhibit C, provided however that, in such case, JM shall have the right to charge an additional fee for providing said solutions if such additional fee is economically justified by JM.

     10.2 RETURN OF METALS

          JM shall credit the Returnable Metals to the SMC Account. Thereafter, at SMC's written direction, JM shall transfer Returnable Metals to another pool account established by SMC or physically deliver the Returnable Metals on behalf of SMC to a carrier for delivery, at SMC's cost, to a destination designated by SMC in writing, within the time periods set forth in Section 10.3; [***]. All shipments requiring physical delivery shall take place on the date that the metal is due to be returned unless SMC fails to notify JM at least three (3) Business Days in advance. Upon delivery to a carrier, JM's responsibility for risk of loss and insurance related to Returnable Metals shall terminate. The return of metals shall be based on the Agreed Content, provided that in the event the Final Assay differs from the Agreed Content, an adjustment will be made to the SMC Account to credit the SMC Account in the event the Final Assay is greater than the Agreed Content or to debit the SMC Account in the event the Final Assay is less than the Agreed Content.

     10.3 TIME FOR RETURN OF THE METALS IN LOTS

          10.3.1 If [***] Apply. For all Lots with respect to which [***] apply, platinum, palladium, silver, gold and rhodium shall be made available by JM to SMC or credited to the SMC Account no later than the number of Days set forth below after the later of (i) receipt by JM of the Filter Cake containing such metal in accordance with Section 6.3 hereof or (ii) in the event the non-sampling party has notified the sampling party of its nomination of a representative as provided by Section 9.2, the date that is one Business Day following receipt by JM of the Filter Cake.

Period                                 Pd      Pt     Au      Ag     Rh
Effective Date through May 31, 2003    [***]   [***]  [***]   [***]  [***]
June 1, 2003 through May 31, 2009      [***]   [***]  [***]   [***]  [***]

          10.3.2 If [***] Apply. For all Lots with respect to which [***] apply, platinum, palladium, silver, gold and rhodium shall be made available by JM to SMC or credited to the SMC Account no later than the number of Days set forth below after the later of (i) receipt by JM of the Filter Cake containing such metal in accordance with Section 6.3 hereof or (ii) in the event the non-sampling party has notified the sampling party of its nomination of a representative as provided by
          Section 9.2, the date that is one Business Day following receipt by JM of the Filter Cake.

Period                                 Pd      Pt     Au      Ag     Rh
Effective Date through May 31, 2003    [***]   [***]  [***]   [***]  [***]
June 1, 2003 through May 31, 2009      [***]   [***]  [***]   [***]  [***]

     10.4 SMC ACCOUNT

          In order to establish proper accounting for the Returnable Metals due to SMC under this Agreement, JM has established a precious metal account in the name of SMC which will reflect the accurate amounts of each element of Returnable Metal so held by JM, subject to the further orders of SMC. Returnable Metals within the SMC Account shall be held by JM in Pennsylvania. JM shall store, safeguard and insure all precious metals accounted for in said account, at no charge to SMC. SMC may require physical delivery of Returnable Metals held in the SMC Account, or it may draw upon its account to transfer to other third party accounts upon written direction to JM. Any shipments requiring physical delivery shall be F.O.B. JM storage facility in Pennsylvania. [***]

     10.5 WARRANTIES OF JM REGARDING PURITY

          JM warrants that Returnable Metals refined on behalf of SMC according to the terms of this Agreement shall have the following minimum levels of purity:

Platinum                                          [***]
Palladium                                         [***]
Rhodium                                           [***]
Gold                                              [***]
Silver                                            [***]

          THE FOREGOING WARRANTY IS MADE SOLELY TO SMC AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, ARISING BY LAW OR CUSTOM INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. JM's liability for violation of the warranty of purity, if any, is limited to the replacement by JM within three
          (3) Business Days after return to JM of the nonconforming metal, with like metal fulfilling the minimum specified purity levels above. Claims for rejected, nonconforming metal must be made (i) within seven
          (7) Days of physical receipt by SMC of such nonconforming metal, with respect to metal physically received by SMC or received for the account of SMC, or (ii) within seven (7) Days of receipt by SMC of notice from any SMC Purchaser of such nonconforming metal, with respect to metal delivered to any SMC Purchaser. Any claims not made within this time shall be deemed waived. JM shall not, under any circumstances, be responsible for any incidental or consequential damages suffered by SMC arising out of any claimed breach of warranty or otherwise.

11.  CHARGES

     11.1 TREATMENT, REFINING AND ASSAYING CHARGES

          SMC shall pay to JM the [***], as the case may be, determined in accordance with Section 5.2 and as set forth in Exhibit D, which shall be the total amount due to JM for its treatment, refining and assaying of the Filter Cake and the contained metals therein under this Agreement. Except as set forth in this Section 11.1, in Section 10.1 and Section 12.4.5, no other charges shall be paid or payable by SMC to JM under this Agreement without the mutual written agreement of the parties hereto.

     11.2 PAYMENT OF CHARGES

          Treatment, refining and assaying charges shall be calculated based on the ounces of each element of Returnable Metals determined by the Agreed Content to be present in the Filter Cake (and shall apply pro rata to fractional amounts), provided that in the event the Final Assay differs from the Agreed Content, a Provisional Invoice will be sent to SMC based on the Agreed Content and after a final accounting based on the Final Assay has been completed, a final invoice will be sent to SMC reflecting additional charges in the event the Final Assay is greater than the Agreed Content or reflecting a credit to be applied to future charges in the event the Final Assay is less than the Agreed Content. SMC shall pay to JM the total amount of the charges payable under this Agreement. Such amount shall be paid by SMC in U. S. dollars. JM shall invoice SMC for charges on a monthly basis by sending an invoice to SMC at the end of each month via overnight carrier. Payment must be received by JM no later than fourteen (14) Days after receipt of such monthly invoice by SMC.

12.  ASSAYS

     12.1 ASSAY PROCEDURES

          The samples of Filter Cake, by Lot, shall be analyzed by each Party independently to assay the content therein of Returnable Metals.

     12.2 EXCHANGE OF ASSAYS

          The results of the assays of samples performed as described in Section
          12.1 shall be exchanged simultaneously by registered airmail or such other agreed method between SMC and JM on a date to be agreed upon in advance, but in no event later than a date sixty (60) Days after the Date of Delivery of the respective Lot.

     12.3 SPLITTING DIFFERENCE IN PARTIES' ASSAYS

          In order for the parties to arrive at the Agreed Content of a Lot by assay exchange, JM's assay for every precious metal analyzed must fall within the minimum relative percentage variations permitted in Exhibit E hereto (the "Splitting Limits") from SMC's assay. Therefore, when the assays for each precious metal are within the applicable "Splitting Limit" the Agreed Content with respect to each such precious metal shall be the average (mean) of the assays in question, and the Final Assay shall equal the Agreed Content for the purpose of
          Section 10.2 and 11.2. If JM's assay for a precious metal is not within the "Splitting Limit" of SMC's assay for that metal, the Final Assay for that metal shall be determined by the Umpire Assay, as more particularly set forth herein, unless otherwise agreed by both parties hereto.

     12.4 UMPIRE ASSAY

          12.4.1 Rotation Among Umpires. In the event that a party's Matching Assay for a precious metal is not within the Splitting Limits as specified in Section 12.3 above, an umpire assay shall be made by one of the following umpires, acting in rotation, sampled Lot by sampled Lot:

                 A.H. Knight International Ltd
                 Eccleston Grange, Prescot Rd.
                 GB-WA 10 3BA St. Helens -- Merseyside
                 Great Britain

                 Inspectorate Griffith Ltd
                 2 Perry Road, Witham
                 Essex, CM8 3TU
                 England, Great Britain

                 Le Doux & Company
                 359 Alfred Avenue
                 Teaneck, NJ 07666

          12.4.2 Agreed Content. In the event this Section 12.4 applies, then for purposes of this Section 12.4 and of Sections 10.2 and 11.2, the Agreed Content shall mean 100% of the lowest results of the assays performed by the Parties pursuant to Section 12.1.

          12.4.3 Umpire Assay Between Parties' Assays. Should the umpire assay fall between the results of the two Parties or coincide with either, the arithmetical mean of the umpire assay and the assay of the Party which is nearer to the umpire assay shall be taken as the Final Assay. In the event that the umpire assay is exactly between the assay of the two Parties, the umpire assay shall be taken as the Final Assay.

          12.4.4 Umpire Assay Outside Exchanged Results. Should the umpire assay fall outside the exchanged results, the assay of the Party which is nearer to the umpire assay shall be taken as the Final Assay.

          12.4.5 Cost of Umpire Assay. The cost of the umpire assay shall be borne by the Party whose result is further from the umpire's. However, if the umpire assay is the exact mean of the assays exchanged by the Parties, such cost shall be borne equally by the Parties.

          12.4.6 Replacement of Existing Umpire. Either Party may recommend that an existing umpire be replaced. Any such replacement shall be subject to unanimous agreement of the Parties.

     12.5 PROVISIONAL SETTLEMENT OF ASSAYS

          In the event SMC or JM is unprepared to exchange assays in accordance with Section 12.2 prior to the return time set forth in Section 10.3, the Agreed Content of the Lot shall be assumed to be a percentage between 95% and 100%, as mutually agreed upon by SMC and JM, of the metal amounts reported on the Shipment Assay for such Lot. A Provisional Invoice shall be issued in accordance with Section 11.2, followed by an adjustment of the amount of metals returned by JM to SMC and the amount of treatment, refining and assaying charges paid by SMC to JM once the Final Assay of the Lot is determined.

13.  DEFAULT

     13.1 SMC FAILURE TO PAY CHARGES

          If SMC shall fail to pay the charges as required by this Agreement and such failure is not cured within seven (7) Business Days after receipt by SMC of notice thereof, JM shall have the right to (i) retain or sell Returnable Metals for an amount equivalent to the total amount of charges due plus interest for the applicable period, which shall be at the one-month LIBOR rate ruling at the due date of the payment, as published in the Wall Street Journal and (ii) suspend its further performance under this Agreement during the continuance of SMC's failure to pay. Returnable Metals retained or sold by JM under the terms of this Section 13.1 shall be valued or sold at the Second London Fix for the applicable metal on the date of retention or sale.

     13.2 JM EVENT OF DEFAULT

          A "JM Event of Default" shall occur if (i) JM fails to satisfy the minimum purity levels for Returnable Metals and such failure is not cured in accordance with Section 10.5 (i.e. within three (3) Business Days after return of metals to JM); (ii) JM fails to return metal timely in accordance with Section 10 and such failure is not cured within three (3) Business Days after receipt of notice thereof by JM;
          (iii) JM is generally not paying its debts as such debts become due, or admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, there is the appointment of a receiver for JM or any of its assets, the filing by JM of a voluntary petition in bankruptcy or any form of reorganization, the filing of an involuntary petition in bankruptcy against JM which is not dismissed with prejudice within sixty (60) Days of such filing, or the making of an assignment for the benefit of creditors of JM; or (iv) JM fails to satisfy any of its other material obligations hereunder and such failure is not cured within three (3) Business Days after receipt of notice thereof by JM. Upon a JM Event of Default, SMC shall have the right to: (A) suspend its further performance under this Agreement during the continuance of a JM Event of Default; (B) terminate this Agreement as provided in Section 3.2.3, and all future obligations of SMC shall cease and SMC shall retain sole ownership of all Filter Cake and Returnable Metals from Filter Cake received by JM as of such date; and/or (C) pursue any other remedies available to SMC under this Agreement and under applicable laws and legal and equitable remedies.

14.  FORCE MAJEURE

     14.1 EXTENSION OF TIME

          If, at any time, either Party is delayed in or prevented from exercising its rights or performing its obligations under this Agreement (other than payment of money), which delays or preventions are caused by any cause beyond the reasonable control of such Party including, without limiting the generality of the foregoing, acts of God, accidents, strikes, insurrections, lockouts or other labor or industrial disturbances, actions of any competent governmental authority or court orders, future orders of any regulatory body having jurisdiction, acts of the public enemy, wars (declared or undeclared), riots, sabotage, blockades, embargoes, shortages of or inability to secure fuel, power, contractors, labor, raw materials, railroad or transport facilities, failure of and damage to or destruction of machinery, plant and equipment, snowslides, landslides, lightning, weather conditions materially preventing or impairing work, fires, storms, floods, washouts and explosions, and any other causes beyond the reasonable control of the Party in question, whether of the kind enumerated herein or otherwise, such Party shall not be liable for any such failure or delay by it to perform its obligations hereunder and the period of all such delays or preventions resulting from such causes or any of them shall be excluded in computing and shall extend the term in Section 3.1 of this Agreement by equal to the lesser of the total duration of all such instances or six (6) months.

     14.2 NOTICE REQUIRED; OPTION TO TERMINATE

          Neither Party's performance shall be excused or extended under this
          Section 14, unless the Party claiming force majeure shall give the other Party prompt notice of the occurrence of such event stating, to the extent known, the probable event by which it will be unable to perform or be delayed in performing its obligations hereunder and the expected duration thereof. In the event that such other party disagrees with the terms of such notice, such disagreement shall be resolved in accordance with the terms of Section 17 hereof. The non-claiming Party shall be entitled to terminate this Agreement without further liability upon notice to the other Party in the event that a condition or conditions of force majeure shall continue for more than three (3) consecutive months. If the condition or conditions of force majeure continue for a period in excess of twelve (12) consecutive months, then either Party may terminate this Agreement, without further liability, by written notice to the other Party; provided, however, that JM may terminate this Agreement, without further liability, by written notice to SMC, in the event that JM is incurring additional costs in respect of this Agreement for a period of time in excess of nine (9) consecutive months as a result of
          Section 14.3 below.

     14.3 [***]

          [***]

     14.4 EFFECTS ON PARTIES

          Upon receipt of notice from JM of an occurrence of an event of force majeure in accordance with Section 14.2, SMC shall be immediately entitled to ship Filter Cake to an alternative treatment facility and divert any shipment already in route, and JM will bear the excess costs of such treatment and refining, if any, over the costs to SMC of treatment and refining by JM hereunder in the absence of such force majeure event. JM shall cooperate with SMC as necessary or appropriate to facilitate such diversion and alternative facility treatment and the orderly transition back to JM upon cessation of the condition of force majeure. JM shall be excused for the duration of any cause of force majeure from accepting further deliveries of Filter Cake from SMC.

     14.5 REASONABLE BEST EFFORTS REQUIRED

          The Party claiming force majeure shall use all reasonable best efforts to eliminate such event insofar as possible with a minimum of delay; provided, however, neither Party shall be required against its will to adjust or settle any labor dispute or strike or to question the validity of any third party claim or to refrain from pursuing its legal or equitable remedies against any third party.

15.  CONFIDENTIALITY

     Each Party shall consider all information, documents and other materials provided hereunder (collectively, "Confidential Information") as confidential and proprietary information of the disclosing Party, and the receiving Party agrees to maintain in confidence all such Confidential Information and not to divulge such Confidential Information in whole or in part to any third party and not to make use of such Confidential Information other than in relation to meeting its obligations under this Agreement. This obligation shall not apply to: (i) Confidential Information which at the time of disclosure is in the public domain; or (ii) Confidential Information which, after disclosure, becomes part of the public domain by publication or otherwise, other than by an unauthorized act or omission of the receiving Party; or (iii) Confidential Information which the receiving Party is required by law or regulation, or at the request of any governmental organization, to make public (such disclosure to be done in a manner which maintains confidentiality to the fullest extent permitted by law or regulation); or (iv) Confidential Information which a receiving Party can show by written records was within its possession prior to the time of the disclosure and was not under any obligation of confidentiality; or (v) Confidential Information which the receiving Party rightly receives from a third party lawfully possessing and lawfully entitled to disclose such Confidential Information. JM hereby acknowledges that SMC is lawfully entitled to disclose the terms of this Agreement and to file this Agreement in its entirety with the United States Securities and Exchange Commission (the "SEC"). [***]

16.  APPLICABLE LAW

     The parties to this Agreement are domiciled in two different states. In order to create greater certainty with respect to their legal rights and obligations under this Agreement, the parties desire to adopt as the substantive law of this Agreement the law of a state which has highly developed commercial law and precedent and which is not the domicile of either Party. The parties hereby agree that this Agreement shall be construed in accordance with the laws of the State of New York as though this Agreement were performed in full in the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

17.  DISPUTE RESOLUTION

     If any dispute arises between the Parties arising out of or relating to this Agreement or the interpretation or enforcement thereof ("Dispute"), the Parties agree that they will first attempt to resolve the Dispute through direct negotiations. If such efforts to resolve the Dispute through negotiations fail, the Parties agree to attend a convening meeting, facilitated by a knowledgeable mediator, to discuss use of alternate dispute resolution methods to resolve the Dispute. Either Party may demand a convening meeting regarding a Dispute by sending written notice to the other Party. For such a convening meeting, the Parties agree that they will jointly select the mediator, schedule a convening meeting in New York at a mutually acceptable time, and will equally share the mediator's fees. Each Party agrees to attend such a meeting for at least two hours, but is free to withdraw from the convening meeting after attending for that time period. The Parties anticipate that such a convening meeting, among other things, would include discussion of the following: (a) the mode of proceeding further (for example, mediation, neutral evaluation, mini-trial, etc.); (b) a procedure and schedule for exchange of documents and other information related to the Dispute; (c) ground rules and a schedule for conducting the selected mode of proceeding; and, (d) selection and compensation of the neutral (if any). No earlier than ninety (90) Days after the demand by either Party for a convening meeting; either Party may initiate an action regarding the Dispute provided, however, that a Party may seek a preliminary injunction or other preliminary judicial relief if, in the judgment of that Party, such action is necessary to avoid irreparable damage or to preserve the status quo. Despite the initiation of any judicial proceedings for preliminary relief, the Parties will continue to participate in the convening meeting.

18.  MODIFICATIONS

     Neither this Agreement nor any terms or provisions hereof may be changed, waived, discharged, or terminated orally, except only by an instrument in writing specifically purporting so to do and signed by the Parties hereto.

19.  SUCCESSORS AND ASSIGNS

     This Agreement (including the exhibits hereto) and all of its provisions shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties hereto.

20.  ASSIGNMENT

     This Agreement may not be assigned by any Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, except with respect to (a) any assignment to provide security in connection with any financing, expressly including, by way of example and not limitation, assignments of royalty, overriding royalties or net profits interests or production payments, or (b) any merger, consolidation or other reorganization or transfer by operation of law or any purchase or sale of substantially all of the assets of one of the Parties, with respect to which such consent by the nonassigning Party will not be required. This Agreement is entered into solely for the benefit of the Parties and not for the benefit of any other persons or entities. No other persons or entities may enforce it for their benefit nor shall they have any claim or remedy for its breach.

21.  NOTICES

     All notices shall be given by telex or telecopier and shall be deemed received upon receipt of electronic confirmation of the same.

     Notices to JM shall be directed as follows:

          Johnson Matthey
          2001 Nolte Drive
          West Deptford, New Jersey 08066
          Attn: Sales & Marketing Director
          Telephone:  (609) 384-7100
          Telecopier: (609) 384-7270

     With a copy to:

          Johnson Matthey Inc.
          460 East Swedesford Road
          Wayne, Pennsylvania 19087
          Attn: Robert M. Talley, Vice President & General Counsel
          Telephone:  (610) 971-3131
          Telecopier: (610) 971-3022

     Notices to SMC shall be directed as follows:

          Stillwater Mining Company
          536 East Pike Avenue
          Columbus, Montana 59019
          Attn: Lance Newman and Mike Shuck
          Telephone:  (406) 322-9700
          Telecopier: (406) 322-9985

     With a copy to:

          Stillwater Mining Company
          1200 Seventeenth Street, Suite 900
          Denver, Colorado 80202
          Attn: Bob Lapple
          Telephone:  (303) 352-2080
          Telecopier: (303) 352-2095

22.  ENTIRE AGREEMENT

     This Agreement (including the exhibits hereto) represents the complete agreement between the Parties hereto and supersedes all prior or contemporaneous oral or written agreements of the Parties to the extent they relate in any way to the subject matter hereof.

23.  COUNTERPARTS

     This Agreement may be executed by the Parties hereto in two or more counterparts, each of which when so executed and delivered shall be an original, and it shall not be necessary in making proof of this Agreement, as to any Party hereof, to produce or account for more than one such counterpart executed by such Party.

24.  WAIVER

     The waiver of any breach of this Agreement by either Party hereto shall in no way constitute a waiver of any future breach, whether similar or dissimilar in nature.

25.  HEADINGS

     The headings to all sections, subsections and exhibits shall not form a part of this Agreement or of its exhibits, but shall be regarded as having been used for the convenience of reference only.

26.  [***]

     [***]

                [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers effective from and after the day and year first above written.

JOHNSON MATTHEY INC.,                  STILLWATER MINING COMPANY
CATALYST AND CHEMICALS DIVISION


By: /s/ Martin T. Durney, Ph.D.        By: /s/ William E. Nettles
   -----------------------------------    --------------------------------------
Name: Martin T. Durney, Ph.D.          Name: William E. Nettles
Title: General Manager, Chemicals N.A. Title: Chief Executive Officer

                                       By: /s/ Robert C. Lapple
                                          --------------------------------------
                                       Name: Robert C. Lapple
                                       Title: Vice President of Metals-Marketing

                                    EXHIBIT A

                     SAMPLING PROCEDURES FOR SMC FILTER CAKE

[***]

                                    EXHIBIT B

                        LIST OF APPROVED REPRESENTATIVES

A.H. Knight International Ltd
Eccleston Grange, Prescot Rd.
GB-WA 10 3BA St. Helens -- Merseyside
Great Britain

Inspectorate Griffith Ltd
2 Perry Road, Witham
Essex, CM8 3 TU
England, Great Britain

Le Doux & Company
359 Alfred Avenue
Teaneck, NJ 07666

                                    EXHIBIT C

                PERCENTAGE RETURN AND PURITY OF CONTAINED METALS

        TABLE I (Effective from the Effective Date through May 31, 2003)


Metal                    Percentage Return             Minimum Purity
-----                    -----------------             --------------

Silver (Ag)                    [***]                       [***]
Gold (Au)                      [***]                       [***]
Platinum (Pt)                  [***]                       [***]
Palladium (Pd)                 [***]                       [***]
Rhodium (Rh)                   [***]                       [***]

                TABLE II (Effective June 1, 2003 and thereafter)

Metal                    Percentage Return             Minimum Purity
-----                    -----------------             --------------

Silver (Ag)                    [***]                       [***]
Gold (Au)                      [***]                       [***]
Platinum (Pt)                  [***]                       [***]
Palladium (Pd)                 [***]                       [***]
Rhodium (Rh)                   [***]                       [***]

                                   EXHIBIT D

                                     [***]

FOR THE PERIOD COMMENCING ON THE EFFECTIVE DATE THROUGH MAY 31, 2009:

                                                      Charges per
Metal                                              returnable ounce
-----                                              ----------------

Platinum                                                [***]
Palladium                                               [***]
Gold                                                    [***]
Rhodium                                                 [***]
Silver                                                  [***]

[***]

                                     [***]

FOR THE PERIOD COMMENCING ON THE EFFECTIVE DATE THROUGH MAY 31, 2009:

                                                      Charges per
Metal                                              returnable ounce
-----                                              ----------------

Platinum                                                [***]
Palladium                                               [***]
Gold                                                    [***]
Rhodium                                                 [***]
Silver                                                  [***]

[***]

                                    EXHIBIT E

                                SPLITTING LIMITS

 % Concentration of Each
 Precious Metal Contained                             Relative % Variation
       in the Assay                                     From SMC's Assay
 ------------------------                             --------------------

     [***]                                                    [***]

     [***]                                                    [***]

     [***]                                                    [***]

     [***]                                                    [***]

     [***]                                                    [***]

     [***]                                                    [***]

     [***]                                                    [***]

     [***]                                                    [***]